UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09333

Oppenheimer Main Street Mid Cap Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 6/30/2014

Item 1.	Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

MAIN STREET MID CAP FUND®

ANNUAL REPORT 6.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2500 Index	Russell MidCap Index
1-Year	27.31%	19.99%	25.58%	26.85%
5-Year	19.75	18.34	21.63	22.07
10-Year	9.21	8.56	9.78	10.43

Prior to June 30, 2014, the Fund was named Oppenheimer Main Street Small- & Mid-Cap Fund.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER MAIN STREET MID CAP FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 27.31%, outperforming the Russell 2500 Index (the “Index”), which returned 25.58%. The Fund’s outperformance stemmed from stronger relative stock selection in the health care and information technology sectors. The Fund underperformed the Index in the consumer discretionary sector, where less favorable stock selection and an overweight position detracted from performance.

As a reminder, effective June 30, 2014, Oppenheimer Main Street Small- & Mid-Cap Fund was renamed Oppenheimer Main Street Mid Cap Fund and changed its benchmark from the Russell 2500 Index to the Russell Midcap Index, which produced a return of 26.85% for the one-year period. The new name and benchmark better reflect the Fund’s investment focus in the mid-cap space. The investment team will continue to seek companies that it believes have superior execution or sustainable competitive advantages.

MARKET OVERVIEW

Despite bouts of market volatility and rising geopolitical risks in Ukraine and the Middle East, global equities generally rebounded and produced positive returns during the reporting period, thanks largely to a continued global economic recovery and stimulative monetary policies from central banks throughout the world.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER MAIN STREET MID CAP FUND

The reporting period began in the midst of a tumultuous market environment. In May 2013, market volatility picked up measurably as remarks from former Federal Reserve (“Fed”) Chairman Ben Bernanke indicated a possible tapering of the Fed’s asset purchase program if the economy continued to show improvement. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. However, market conditions generally stabilized over the summer of 2013, and when the Fed actually announced in December that it would reduce its asset purchases by $10 billion a month, its decision to taper was met with relative calm in financial markets.

Markets once again turned volatile to start 2014 amid fears that political and economic instability in the world’s emerging markets might further dampen the U.S. economic recovery. However, equities recovered in February and generally resumed their upward trend through the end of the reporting period, with a slight dip in April. Among the central bank actions that boosted the markets over the second half of the reporting period, the European Central Bank (the “ECB”) announced numerous measures in June, including a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In June, the U.S. Fed also stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. U.S. economic data released in April and May was positive, as the unemployment rate fell to 6.3%, the economy finally regained all of the jobs lost during the 2008 recession, and the U.S. stock market achieved record highs. Shortly after the reporting period ended, a positive June jobs report was released, in which the official unemployment rate fell to 6.1%, its lowest level since September 2008.

Against this backdrop, sustained low interest rates continued to boost demand for higher dividend yielding stocks as investors sought alternative sources of current income. Oil prices spiked during the reporting period, reflecting increased tensions in the Middle East and concerns that output from the Iraqi oil fields would be curtailed. Not surprisingly, energy stocks responded by rallying strongly, making this sector a strong performer this period.

Finally, there was a pick-up in mergers and acquisitions (M&A). A driving force that has garnered considerable headline attention was Corporate America’s aim to put the cash that has built-up on overseas balance sheets to productive use. This, combined with an opportunity to lower overall corporate tax rates, resulted in a plethora of proposed acquisitions targeted at companies domiciled in desirable geographic tax havens. This was especially evident in the health care sector with Pfizer attempting to merge with Astra-

4      OPPENHEIMER MAIN STREET MID CAP FUND

Zeneca and, more recently, Medtronic communicating its intention to acquire Covidien. Regardless of the motivation, the pick-up in M&A activity generally benefited the stock price of both acquiree and acquirer.

FUND REVIEW

During the period, the Fund’s strongest performing holdings included Skyworks Solutions, Inc., Actavis plc and Robert Half International, Inc. Skyworks Solutions manufactures wireless semiconductor system solutions for mobile communications. The company benefited from both increased content on multiple smartphone platforms and the ramping up of new products. Strength in Long-Term Evolution (LTE) handsets in emerging markets, particularly in China, also was beneficial. We have decreased our position as the stock approached our estimate of fair valuation. Actavis develops and markets branded, generic and over-the-counter pharmaceutical products worldwide. The stock reacted favorably after management pre-announced a positive earnings surprise due mostly to revenue synergies and cost savings from the recent merger with Warner Chilcott. Free cash generation was above expectations and helped pay down debt. Later in the reporting period, management announced the acquisition of Forest Labs. This news was well received as Forest not only accelerates the revenue growth potential for Actavis, but also can result in increased profitability as higher margin branded drugs become a larger percentage of the company’s business. Robert Half, the largest provider of flexible staffing for accounting and finance professionals in the United States, had a strong period with company growth trends improving across the board, led by Protiviti, a subsidiary focused on risk and internal audit consulting. The firm’s investments in its technology staffing unit have also paid off. As the market leader in professional staffing with the highest margins in the industry, we believe Robert Half is well positioned to benefit from the continued improvement in the U.S. labor market.

Top detractors from performance this reporting period included Teradata Corp., Hatteras Financial Corp. and Pier 1 Imports, Inc. Teradata, a provider of analytic data solutions through its database management service, warned third quarter results would miss analysts’ expectations and cut its full-year outlook, reporting that sales were weak outside the U.S. and Europe. We exited our position during the reporting period. Hatteras Financial, a real estate investment trust (REIT) focused on investing in mortgage-backed securities guaranteed by the U.S. Government and government sponsored agencies, reported disappointing earnings during the third quarter. The firm’s book value decreased as its investment portfolio fell in value to a greater extent than expected, driven by the increase in interest rates following the Fed’s remarks about the potential tapering of its quantitative easing program. We also exited our position in Hatteras Financial. The stock of Pier 1 Imports, a specialty retailer of decorative home furnishings and accessories, declined as a result of earnings that fell short of consensus estimates – leading to falling

5      OPPENHEIMER MAIN STREET MID CAP FUND

forecasts. Revenues largely met expectations, with comparable store sales better-than-anticipated; however, profitability was under pressure due to increased promotional activity which helped to drive store traffic, but at a cost to gross margins. We believe improved merchandising can lead to both rising same-store-sales and expanding profitability, thus we have maintained our holdings in Pier 1.

STRATEGY & OUTLOOK

Corporate profitability — at, or near peak levels — looks vulnerable, especially if employment picks-up and wage inflation begins to affect profit margins. In our view, productivity gains and even the pick-up in M&A activity could help sustain operating profitability. However, after-tax margins may be poised to contract as these have benefited greatly from financial engineering, including lower tax rates and, more importantly, lower cost of debt financing due to the Fed’s actions. We believe both of these are likely to have a diminished impact going forward.

While we are mindful of the potential pressure on profitability, we are also increasingly cognizant of “industry disruptors.” New and innovative technologies have always had a transformational effect, but other forms of disruption are now becoming pervasive across industries. The emergence of online retailing, the boom of shale oil and gas in North America, and the Affordable Care Act in health care are examples of industry disruptors likely to have a substantial and sustainable impact. These disruptors can be either opportunities or threats. Our job is to figure out which.

Given this backdrop, our approach remains consistent. We aim to construct an “all weather” portfolio by targeting companies that we believe have: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of volatile or slow economic growth such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential in seeking to generate superior long-term performance.

Raymond Anello, CFA Portfolio Manager

Raymond Anello, CFA and Lead Portfolio Manager, on behalf of the Portfolio Management team: Matthew P. Ziehl, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner Pak, Magnus Krantz and Adam Weiner.

6      OPPENHEIMER MAIN STREET MID CAP FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Waste Connections, Inc.	3.8%
Actavis plc	3.6
National Oilwell Varco, Inc.	3.2
Fidelity National Financial, Inc., Cl. A	3.0
Noble Energy, Inc.	2.9
CIT Group, Inc.	2.6
Flowers Foods, Inc.	2.4
Dana Holding Corp.	2.3
Exelon Corp.	2.1
Imax Corp.	2.1
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
Insurance	6.9%
Commercial Banks	6.2
Pharmaceuticals	5.8
Real Estate Investment Trusts (REITs)	5.8
Specialty Retail	5.5
Oil, Gas & Consumable Fuels	5.1
Semiconductors & Semiconductor Equipment	5.0
Health Care Providers & Services	4.6
Software	4.0
Commercial Services & Supplies	3.8
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on the total market value of common stocks.

7      OPPENHEIMER MAIN STREET MID CAP FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/14

	Inception Date	1-Year	5-Year	10-Year
Class A (OPMSX)	8/2/99	27.31%	19.75%	9.21%
Class B (OPMBX)	8/2/99	26.32%	18.79%	8.72%
Class C (OPMCX)	8/2/99	26.38%	18.85%	8.41%
Class I (OPMIX)	10/26/12	27.83%	28.82%*	N/A
Class N (OPMNX)	3/1/01	26.94%	19.43%	8.90%
Class Y (OPMYX)	8/2/99	27.63%	20.20%	9.66%
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/14
	Inception Date	1-Year	5-Year	10-Year
Class A (OPMSX)	8/2/99	19.99%	18.34%	8.56%
Class B (OPMBX)	8/2/99	21.32%	18.59%	8.72%
Class C (OPMCX)	8/2/99	25.38%	18.85%	8.41%
Class I (OPMIX)	10/26/12	27.83%	28.82%*	N/A
Class N (OPMNX)	3/1/01	25.94%	19.43%	8.90%
Class Y (OPMYX)	8/2/99	27.63%	20.20%	9.66%

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% CDSC for the 1-year period. As of July 1, 2014, Class N shares will be renamed Class R shares. Beginning July 1, 2014, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to July 1, 2014). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Russell 2500 Index and the Russell MidCap Index. The Russell 2500 Index is a broad-based index featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Fund has changed its benchmark from the Russell 2500 Index to the Russell MidCap Index, which it believes is a more appropriate measure of the Fund’s performance. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes

8      OPPENHEIMER MAIN STREET MID CAP FUND

reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER MAIN STREET MID CAP FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      OPPENHEIMER MAIN STREET MID CAP FUND

Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Class A	$1,000.00	$1,086.80	$5.71
Class B	1,000.00	1,082.70	9.70
Class C	1,000.00	1,082.90	9.60
Class I	1,000.00	1,089.00	3.37
Class N	1,000.00	1,085.70	6.95
Class Y	1,000.00	1,088.20	4.36

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.34	5.52
Class B	1,000.00	1,015.52	9.39
Class C	1,000.00	1,015.62	9.29
Class I	1,000.00	1,021.57	3.26
Class N	1,000.00	1,018.15	6.73
Class Y	1,000.00	1,020.63	4.22

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.10%
Class B	1.87
Class C	1.85
Class I	0.65
Class N	1.34
Class Y	0.84

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF INVESTMENTS    June 30, 2014

	Shares	Value
Common Stocks—96.3%
Consumer Discretionary—17.1%
Auto Components—3.7%
Dana Holding Corp.	3,639,667	$88,880,668
Delphi Automotive plc	822,810	56,559,960
		145,440,628

Hotels, Restaurants & Leisure—1.4%
Dunkin’ Brands Group, Inc.	1,166,745	53,448,588

Household Durables—1.5%
Toll Brothers, Inc.[1]	1,524,159	56,241,467

Media—2.1%
Imax Corp.[1]	2,918,220	83,110,906

Specialty Retail—5.5%
O’Reilly Automotive, Inc.[1]	288,450	43,440,570
Pier 1 Imports, Inc.	1,859,153	28,649,548
Ross Stores, Inc.	651,960	43,114,115
Sally Beauty Holdings, Inc.[1]	1,826,120	45,799,089
Signet Jewelers Ltd.	503,740	55,708,607
		216,711,929

Textiles, Apparel & Luxury Goods—2.9%
Fossil Group, Inc.[1]	515,961	53,928,244
PVH Corp.	514,811	60,026,962
		113,955,206

Consumer Staples—2.4%
Food Products—2.4%
Flowers Foods, Inc.	4,438,021	93,553,483

Energy—8.3%
Energy Equipment & Services—3.2%
National Oilwell Varco, Inc.	1,524,930	125,577,985

Oil, Gas & Consumable Fuels—5.1%
Energy XXI Bermuda Ltd.	1,338,080	31,618,831
HollyFrontier Corp.	661,245	28,889,794
Noble Energy, Inc.	1,481,080	114,724,457

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Plains All American Pipeline LP	417,407	$25,065,290
		200,298,372

Financials—22.3%
Commercial Banks—6.2%
CIT Group, Inc.	2,186,860	100,070,714
Comerica, Inc.	873,710	43,825,293
Commerce Bancshares, Inc.	838,540	38,992,110
Huntington Bancshares, Inc.	6,434,703	61,387,067
		244,275,184

Consumer Finance—1.6%
Discover Financial Services	996,010	61,732,700

Diversified Financial Services—1.8%
CME Group, Inc.	997,544	70,775,747

Insurance—6.9%
AmTrust Financial Services, Inc.	811,743	33,938,975
Fidelity National Financial, Inc., Cl. A	3,576,060	117,151,725
Genworth Financial, Inc., Cl. A1	3,388,470	58,959,378
Lincoln National Corp.	1,140,005	58,641,857
		268,691,935

Real Estate Investment Trusts (REITs)—5.8%
Digital Realty Trust, Inc.	1,409,683	82,212,713
Mid-America Apartment Communities, Inc.	449,469	32,833,710
Redwood Trust, Inc.	2,571,860	50,074,114
Starwood Property Trust, Inc.	2,612,226	62,092,612
		227,213,149

12      OPPENHEIMER MAIN STREET MID CAP FUND

	Shares	Value
Health Care—14.3%
Biotechnology—1.8%
Alnylam Pharmaceuticals, Inc.[1]	136,610	$8,629,654
BioMarin Pharmaceutical, Inc.[1]	354,740	22,068,376
Celldex Therapeutics, Inc.[1]	796,420	12,997,574
Incyte Corp.[1]	468,200	26,425,208
		70,120,812

Health Care Equipment & Supplies—0.6%
DexCom, Inc.[1]	595,901	23,633,434

Health Care Providers & Services—4.6%
Centene Corp.[1]	369,682	27,951,656
Envision Healthcare Holdings, Inc.[1]	896,160	32,181,106
HealthSouth Corp.	773,634	27,750,251
Omnicare, Inc.	507,393	33,777,152
Universal Health Services, Inc., Cl. B	600,510	57,504,838
		179,165,003

Health Care Technology—0.6%
HMS Holdings Corp.[1]	1,185,535	24,196,769

Life Sciences Tools & Services—0.9%
Illumina, Inc.[1]	189,780	33,883,321

Pharmaceuticals—5.8%
Actavis plc[1]	628,760	140,244,918
Endo International plc[1]	444,890	31,151,198
Salix Pharmaceuticals Ltd.[1]	467,850	57,709,297
		229,105,413

Industrials—12.1%
Aerospace & Defense—0.7%
Triumph Group, Inc.	426,760	29,796,383

	Shares	Value
Airlines—0.7%
United Continental Holdings, Inc.[1]	636,710	$26,149,680

Commercial Services & Supplies—3.8%
Waste Connections, Inc.	3,100,678	150,537,917

Electrical Equipment—0.5%
Generac Holdings, Inc.[1]	395,840	19,293,242

Machinery—0.7%
Joy Global, Inc.	478,529	29,467,816

Professional Services—2.0%
Robert Half International, Inc.	1,630,440	77,837,205

Road & Rail—2.1%
Genesee & Wyoming, Inc., Cl. A1	591,830	62,142,150
Old Dominion Freight Line, Inc.[1]	308,947	19,673,745
		81,815,895

Trading Companies & Distributors—1.6%
NOW, Inc.[1]	1,691,273	61,240,995

Information Technology—13.1%
IT Services—2.9%
Amdocs Ltd.	496,465	23,001,223
Vantiv, Inc., Cl. A1	913,616	30,715,770
Xerox Corp.	4,964,840	61,762,610
		115,479,603

Semiconductors & Semiconductor Equipment—5.0%
Applied Materials, Inc.	3,498,340	78,887,567
Cavium, Inc.[1]	838,070	41,618,556
Skyworks Solutions, Inc.	1,594,474	74,876,499
		195,382,622

Software—4.0%
Fortinet, Inc.[1]	2,444,976	61,442,247
Guidewire Software, Inc.[1]	1,038,285	42,216,668
ServiceNow, Inc.[1]	401,570	24,881,277

13      OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF INVESTMENTS     Continued

	Shares	Value
Software (Continued)
Synopsys, Inc.[1]	745,297	$28,932,430
		157,472,622

Technology Hardware, Storage & Peripherals—1.2%
Western Digital Corp.	492,182	45,428,399

Materials—4.1%
Chemicals—1.5%
Eastman Chemical Co.	671,530	58,658,146

Construction Materials—1.1%
Eagle Materials, Inc.	456,900	43,076,532

Containers & Packaging—1.5%
Packaging Corp. of America	851,262	60,856,720

Utilities—2.6%
Electric Utilities—2.1%
Exelon Corp.	2,279,570	83,158,713

Water Utilities—0.5%
Aqua America, Inc.	769,472	20,175,555
Total Common Stocks (Cost $2,917,995,314)		3,776,960,076

	Shares	Value

Investment Company—3.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $135,970,960)	135,970,960	$135,970,960

Total Investments, at Value (Cost $3,053,966,274)	99.8%	3,912,931,036

Net Other Assets (Liabilities)	0.2	8,267,000

Net Assets	100.0%	$3,921,198,036

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares June 28, 2013[a]	Gross Additions	Gross Reductions	Shares June 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	68,207,347	1,298,867,396	1,231,103,783	135,970,960

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$135,970,960	$83,820

a. June 28, 2013 represents the last business day of the Fund’s 2013 fiscal year. See accompanying Notes.

3. Rate shown is the 7-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

14      OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF ASSETS AND LIABILITIES    June 30, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,917,995,314)	$3,776,960,076
Affiliated companies (cost $135,970,960)	135,970,960

3,912,931,036

Cash	4,999,960

Receivables and other assets:
Investments sold	36,468,053
Dividends	3,309,977
Other	168,446

Total assets	3,957,877,472

Liabilities
Payables and other liabilities:
Investments purchased	28,042,728
Shares of beneficial interest redeemed	7,886,506
Distribution and service plan fees	545,717
Trustees’ compensation	145,844
Shareholder communications	25,455
Other	33,186

Total liabilities	36,679,436

Net Assets	$3,921,198,036

Composition of Net Assets
Par value of shares of beneficial interest	$117,839

Additional paid-in capital	2,690,612,081

Accumulated net investment income	19,393,196

Accumulated net realized gain on investments	352,110,158

Net unrealized appreciation on investments	858,964,762

Net Assets	$3,921,198,036

15      OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,999,887,327 and 60,059,041 shares of beneficial interest outstanding)	$33.30
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$35.33

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $51,449,292 and 1,745,930 shares of beneficial interest outstanding)	$29.47

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $397,239,600 and 13,394,504 shares of beneficial interest outstanding)	$29.66

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $633,358,305 and 18,093,570 shares of beneficial interest outstanding)	$35.00

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $236,139,172 and 7,339,181 shares of beneficial interest outstanding)	$32.18

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $603,124,340 and 17,206,796 shares of beneficial interest outstanding)	$35.05

See accompanying Notes to Financial Statements.

16      OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF OPERATIONS    For the Year Ended June 30, 2014

Investment Income
Dividends:
Unaffiliated companies	$62,439,471
Affiliated companies	83,820

Interest	615

Other income	33,269

Total investment income	62,557,175

Expenses
Management fees	23,212,140

Distribution and service plan fees:
Class A	4,628,086
Class B	552,097
Class C	3,700,794
Class N	1,169,851

Transfer and shareholder servicing agent fees:
Class A	4,254,604
Class B	178,452
Class C	827,716
Class I	151,792
Class N	602,926
Class Y	1,434,939

Shareholder communications:
Class A	215,160
Class B	17,167
Class C	45,672
Class I	52
Class N	6,277
Class Y	33,139

Trustees’ compensation	126,412

Custodian fees and expenses	20,400

Other	149,488

Total expenses	41,327,164
Less waivers and reimbursements of expenses	(145,988)

Net expenses	41,181,176

Net Investment Income	21,375,999

Realized and Unrealized Gain
Net realized gain on investments	672,136,333

Net change in unrealized appreciation/depreciation on investments	201,805,806

Net Increase in Net Assets Resulting from Operations	$895,318,138

See accompanying Notes to Financial Statements.

17      OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2014	Year Ended June 28, 2013[1]

Operations
Net investment income	$21,375,999	$21,132,743

Net realized gain	672,136,333	433,855,164

Net change in unrealized appreciation/depreciation	201,805,806	191,224,320

Net increase in net assets resulting from operations	895,318,138	646,212,227

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(892,711)	(13,235,886)
Class B	—	—
Class C	—	(553,406)
Class I	(2,812,218)	(137)
Class N	—	(1,089,794)
Class Y	(1,523,584)	(11,120,488)

	(5,228,513)	(25,999,711)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(164,574,172)	(262,944,077)
Class B	(19,537,242)	(22,533,209)
Class C	(23,429,544)	(45,470,282)
Class I	154,741,445	364,066,494
Class N	(44,034,688)	(43,304,790)
Class Y	(357,296,104)	(312,573,152)

	(454,130,305)	(322,759,016)

Net Assets
Total increase	435,959,320	297,453,500

Beginning of period	3,485,238,716	3,187,785,216
End of period (including accumulated net investment income of $19,393,196 and $2,915,244, respectively)	$3,921,198,036	$3,485,238,716

1. June 28, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended June 30, 2014	Year Ended June 28, 2013[1]	Year Ended June 29, 2012[1]	Year Ended June 30, 2011	Year Ended June 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$26.17	$21.75	$21.99	$16.33	$13.70

Income (loss) from investment operations:
Net investment income[2]	0.17	0.15	0.04	0.05	0.02
Net realized and unrealized gain (loss)	6.97	4.45	(0.23)	5.61	2.64

Total from investment operations	7.14	4.60	(0.19)	5.66	2.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.18)	(0.05)	0.00	(0.03)

Net asset value, end of period	$33.30	$26.17	$21.75	$21.99	$16.33

Total Return, at Net Asset Value[3]	27.31%	21.30%	(0.85)%	34.66%	19.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,999,887	$1,716,475	$1,662,531	$2,026,656	$1,849,907

Average net assets (in thousands)	$1,876,128	$1,708,977	$1,696,301	$2,016,616	$1,988,573

Ratios to average net assets:[4]
Net investment income	0.57%	0.62%	0.20%	0.28%	0.13%
Total expenses[5]	1.12%	1.19%	1.24%	1.25%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	1.19%	1.24%	1.24%	1.25%

Portfolio turnover rate	63%	101%	81%	86%	101%

1. June 28, 2013 and June 29, 2012 represent the last business days of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2014	1.12%
Year Ended June 28, 2013	1.19%
Year Ended June 29, 2012	1.24%
Year Ended June 30, 2011	1.25%
Year Ended June 30, 2010	1.31%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS     Continued

Class B	Year Ended June 30, 2014	Year Ended June 28, 2013[1]	Year Ended June 29, 2012[1]	Year Ended June 30, 2011	Year Ended June 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$23.33	$19.40	$19.72	$14.77	$12.46

Income (loss) from investment operations:
Net investment loss[2]	(0.06)	(0.05)	(0.11)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	6.20	3.98	(0.21)	5.04	2.41

Total from investment operations	6.14	3.93	(0.32)	4.95	2.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$29.47	$23.33	$19.40	$19.72	$14.77

Total Return, at Net Asset Value[3]	26.32%	20.26%	(1.62)%	33.51%	18.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,449	$57,999	$69,088	$102,861	$106,797

Average net assets (in thousands)	$55,373	$62,574	$76,237	$107,948	$129,492

Ratios to average net assets:[4]
Net investment loss	(0.24)%	(0.22)%	(0.63)%	(0.51)%	(0.65)%
Total expenses[5]	1.98%	2.26%	2.33%	2.29%	2.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%	2.06%	2.06%	2.04%	2.05%

Portfolio turnover rate	63%	101%	81%	86%	101%

1. June 28, 2013 and June 29, 2012 represent the last business days of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2014	1.98%
Year Ended June 28, 2013	2.26%
Year Ended June 29, 2012	2.33%
Year Ended June 30, 2011	2.29%
Year Ended June 30, 2010	2.35%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER MAIN STREET MID CAP FUND

Class C	Year Ended June 30, 2014	Year Ended June 28, 2013[1]	Year Ended June 29, 2012[1]	Year Ended June 30, 2011	Year Ended June 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$23.47	$19.53	$19.84	$14.85	$12.53

Income (loss) from investment operations:
Net investment loss[2]	(0.05)	(0.03)	(0.10)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	6.24	4.01	(0.21)	5.07	2.41

Total from investment operations	6.19	3.98	(0.31)	4.99	2.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.04)	0.00	0.00	0.00

Net asset value, end of period	$29.66	$23.47	$19.53	$19.84	$14.85

Total Return, at Net Asset Value[3]	26.38%	20.39%	(1.56)%	33.60%	18.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$397,240	$334,870	$320,566	$384,059	$329,180

Average net assets (in thousands)	$370,920	$326,360	$327,119	$369,499	$350,612

Ratios to average net assets:[4]
Net investment loss	(0.18)%	(0.13)%	(0.56)%	(0.45)%	(0.63)%
Total expenses[5]	1.86%	1.94%	2.00%	1.99%	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	1.94%	2.00%	1.97%	2.01%

Portfolio turnover rate	63%	101%	81%	86%	101%

1. June 28, 2013 and June 29, 2012 represent the last business days of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2014	1.86%
Year Ended June 28, 2013	1.94%
Year Ended June 29, 2012	2.00%
Year Ended June 30, 2011	1.99%
Year Ended June 30, 2010	2.06%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS     Continued

Class I	Year Ended June 30, 2014	Period Ended June 28, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$27.52	$23.31

Income (loss) from investment operations:
Net investment income[3]	0.35	0.20
Net realized and unrealized gain	7.29	4.33

Total from investment operations	7.64	4.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.32)

Net asset value, end of period	$35.00	$27.52

Total Return, at Net Asset Value[4]	27.83%	19.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$633,358	$362,310

Average net assets (in thousands)	$506,714	$68,428

Ratios to average net assets:[5]
Net investment income	1.11%	1.08%
Total expenses[6]	0.66%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.66%	0.66%

Portfolio turnover rate	63%	101%

1. June 28, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from October 26, 2012 (inception of offering) to June 28, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2014	0.66%
Period Ended June 28, 2013	0.66%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER MAIN STREET MID CAP FUND

Class N	Year Ended June 30, 2014	Year Ended June 28, 2013[1]	Year Ended June 29, 2012[1]	Year Ended June 30, 2011	Year Ended June 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$25.35	$21.07	$21.30	$15.86	$13.32

Income (loss) from investment operations:
Net investment income (loss)[2]	0.08	0.08	(0.01)	0.01	(0.02)
Net realized and unrealized gain (loss)	6.75	4.31	(0.22)	5.43	2.57

Total from investment operations	6.83	4.39	(0.23)	5.44	2.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.11)	0.00	0.00	(0.01)

Net asset value, end of period	$32.18	$25.35	$21.07	$21.30	$15.86

Total Return, at Net Asset Value[3]	26.94%	20.94%	(1.08)%	34.30%	19.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$236,139	$224,448	$227,261	$273,682	$242,128

Average net assets (in thousands)	$234,597	$221,263	$232,102	$269,808	$244,540

Ratios to average net assets:[4]
Net investment income (loss)	0.28%	0.33%	(0.07)%	0.03%	(0.11)%
Total expenses[5]	1.39%	1.53%	1.57%	1.60%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	1.49%	1.51%	1.49%	1.49%

Portfolio turnover rate	63%	101%	81%	86%	101%

1. June 28, 2013 and June 29, 2012 represent the last business days of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2014	1.39%
Year Ended June 28, 2013	1.53%
Year Ended June 29, 2012	1.57%
Year Ended June 30, 2011	1.60%
Year Ended June 30, 2010	1.68%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS     Continued

Class Y	Year Ended June 30, 2014	Year Ended June 28, 2013[1]	Year Ended June 29, 2012[1]	Year Ended June 30, 2011	Year Ended June 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$27.53	$22.88	$23.12	$17.17	$14.38

Income (loss) from investment operations:
Net investment income[2]	0.24	0.25	0.13	0.14	0.10
Net realized and unrealized gain (loss)	7.36	4.68	(0.24)	5.89	2.77

Total from investment operations	7.60	4.93	(0.11)	6.03	2.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.28)	(0.13)	(0.08)	(0.08)

Net asset value, end of period	$35.05	$27.53	$22.88	$23.12	$17.17

Total Return, at Net Asset Value[3]	27.63%	21.74%	(0.40)%	35.14%	20.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$603,125	$789,137	$908,339	$1,059,058	$828,624

Average net assets (in thousands)	$686,659	$977,581	$904,802	$992,951	$914,353

Ratios to average net assets:[4]
Net investment income	0.76%	1.00%	0.60%	0.69%	0.55%
Total expenses[5]	0.84%	0.81%	0.85%	0.83%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.81%	0.85%	0.83%	0.83%

Portfolio turnover rate	63%	101%	81%	86%	101%

1. June 28, 2013 and June 29, 2012 represent the last business days of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2014	0.84%
Year Ended June 28, 2013	0.81%
Year Ended June 29, 2012	0.85%
Year Ended June 30, 2011	0.83%
Year Ended June 30, 2010	0.83%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS    June 30, 2014

1. Significant Accounting Policies

Oppenheimer Main Street Mid Cap Fund (the “Fund”), formerly Oppenheimer Main Street Small- & Mid-Cap Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. As of July 1, 2014, Class N shares will be renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Periods. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment

25      OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies (Continued)

Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$31,040,640	$340,206,771	$—	$859,366,551

1. During the fiscal year ended June 30, 2014, the Fund utilized $262,355,498 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the fiscal year ended June 30, 2013, the Fund utilized $428,365,221 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

26      OPPENHEIMER MAIN STREET MID CAP FUND

1. Significant Accounting Policies (Continued)

Accordingly, the following amounts have been reclassified for June 30, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]
$52,966,640	$330,466	$53,297,106

3. $52,968,157, including $50,600,744 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 was as follows:

	Year Ended June 30, 2014	Year Ended June 30, 2013
Distributions paid from:
Ordinary income	$ 5,228,513	$ 25,999,711

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,053,564,485

Gross unrealized appreciation	$891,183,324
Gross unrealized depreciation	(31,816,773)

Net unrealized appreciation	$859,366,551

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times

27      OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies (Continued)

as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

28      OPPENHEIMER MAIN STREET MID CAP FUND

2. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

29      OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

30      OPPENHEIMER MAIN STREET MID CAP FUND

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$668,908,724	$—	$—	$668,908,724
Consumer Staples	93,553,483	—	—	93,553,483
Energy	325,876,357	—	—	325,876,357
Financials	872,688,715	—	—	872,688,715
Health Care	560,104,752	—	—	560,104,752
Industrials	476,139,133	—	—	476,139,133
Information Technology	513,763,246	—	—	513,763,246
Materials	162,591,398	—	—	162,591,398
Utilities	103,334,268	—	—	103,334,268
Investment Company	135,970,960	—	—	135,970,960

Total Assets	$3,912,931,036	$—	$—	$3,912,931,036

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

31      OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended June 30, 2014		Year Ended June 28, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	8,053,385	$239,302,251	10,588,591	$252,903,739
Dividends and/or distributions reinvested	28,823	846,538	555,919	12,580,458
Redeemed	(13,607,293)	(404,722,961)	(21,983,108)	(528,428,274)

Net decrease	(5,525,085)	$(164,574,172)	(10,838,598)	$(262,944,077)

Class B
Sold	83,089	$2,179,662	126,495	$2,732,190
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(822,822)	(21,716,904)	(1,201,449)	(25,265,399)

Net decrease	(739,733)	$(19,537,242)	(1,074,954)	$(22,533,209)

Class C
Sold	1,732,140	$46,203,993	1,632,468	$35,151,487
Dividends and/or distributions reinvested	—	—	24,649	502,362
Redeemed	(2,603,567)	(69,633,537)	(3,801,975)	(81,124,131)

Net decrease	(871,427)	$(23,429,544)	(2,144,858)	$(45,470,282)

Class I
Sold	7,644,932	$241,172,541	13,356,323	$369,277,881
Dividends and/or distributions reinvested	91,280	2,810,508	—	—
Redeemed	(2,809,756)	(89,241,604)	(189,209)	(5,211,387)

Net increase	4,926,456	$154,741,445	13,167,114	$364,066,494

Class N
Sold	1,712,426	$48,896,112	2,228,614	$51,131,899
Dividends and/or distributions reinvested	—	—	46,182	1,013,700
Redeemed	(3,228,681)	(92,930,800)	(4,206,086)	(95,450,389)

Net decrease	(1,516,255)	$(44,034,688)	(1,931,290)	$(43,304,790)

32      OPPENHEIMER MAIN STREET MID CAP FUND

3. Shares of Beneficial Interest Continued)

	Year Ended June 30, 2014		Year Ended June 28, 2013
	Shares	Amount	Shares	Amount

Class Y
Sold	3,728,341	$115,986,149	11,105,008	$276,779,104
Dividends and/or distributions reinvested	46,662	1,440,456	440,420	10,464,383
Redeemed	(15,231,450)	(474,722,709)	(22,586,032)	(599,816,639)

Net decrease	(11,456,447)	$(357,296,104)	(11,040,604)	$(312,573,152)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended June 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$2,287,156,301	$2,831,022,491

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5.0 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a

33      OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates (Continued)

percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2014 were as follows:

Class C	$12,801,605
Class N	7,610,921

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

34      OPPENHEIMER MAIN STREET MID CAP FUND

5. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
June 30, 2014	$386,053	$4,982	$40,560	$10,001	$733

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $95,520 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended June 30, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$2,372
Class B	39,843
Class C	305
Class N	4,940
Class Y	3,008

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not

35      OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS    Continued

6. Pending Litigation (Continued)

resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

36      OPPENHEIMER MAIN STREET MID CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Main Street Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Mid Cap Fund, formerly Oppenheimer Main Street Small- & Mid-Cap Fund, including the statement of investments, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Mid Cap Fund as of June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

August 11, 2014

37      OPPENHEIMER MAIN STREET MID CAP FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

Dividends, if any, paid by the Fund during the fiscal year ended June 30, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended June 30, 2014 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $32,114,354 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended June 30, 2014, the maximum amount allowable but not less than $27,151 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

38      OPPENHEIMER MAIN STREET MID CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

39      OPPENHEIMER MAIN STREET MID CAP FUND

  TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1999) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1999) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007).

40      OPPENHEIMER MAIN STREET MID CAP FUND

Richard F. Grabish, Continued	Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director

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  TRUSTEES AND OFFICERS    Unaudited / Continued

Robert J. Malone, Continued	of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr.

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James D. Vaughn, Continued	Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex.

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  TRUSTEES AND OFFICERS    Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Anello, Ziehl, Vardharaj, Krantz, Weiner, Gabinet and Mss. Budzinski, Ketner Pak, Nasta and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Raymond Anello, Vice President (since 2011) Year of Birth: 1964	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since April 2011). Sector manager for energy and utilities for the Sub-Adviser’s Main Street Investment Team (since May 2009). Portfolio Manager of the RS All Cap Dividend product (from its inception in July 2007-April 2009) and served as a sector manager for energy and utilities for various other RS Investments products. Guardian Life Insurance Company (October 1999) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Mr. Anello served as an equity portfolio manager/analyst and high yield analyst at Orion Capital (1995-1998) and an assistant portfolio manager at the Garrison Bradford portfolio management firm (1988-1995). Mr. Anello is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Matthew P. Ziehl, Vice President (since 2009) Year of Birth: 1967	Vice President and Senior Portfolio Manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-May 2009); Managing Director at The Guardian Life Insurance Company (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Team leader and co portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Raman Vardharaj, Vice President (since 2009) Year of Birth: 1971	Vice President and portfolio manager of the Sub-Adviser (since May 2009). Sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Joy Budzinski, Vice President (since 2012) Year of Birth: 1968	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for healthcare for the Sub-Adviser’s Main Street Investment Team (since May 2009). Healthcare sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company (August 2006) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Senior equity analyst at Bank of New York BNY Asset Management (2001 -2006); portfolio manager and analyst at Alliance of America (1999-2001); portfolio manager and analyst at JP Morgan Chase (1993-1997); analyst at Prudential Investments (1997-1998). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

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Kristin Ketner Pak, Vice President (since 2012) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for consumer discretionary and consumer staples for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio Manager at Solstice Equity Management (2002-2005); retail analyst at Goldman Sachs (1999-2001); Director of Strategy and Integration at Staples (1997-1999); investment banker at Merrill Lynch (1987-1992 and 1995-1997) and Montgomery Securities (1994-1995). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Magnus Krantz, Vice President (since 2012) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam Weiner, Vice President (since 2012) Year of Birth: 1969	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for industrials and materials for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment for industrials and materials (January 2007-April 2009). Director and senior equity analyst at Credit Suisse Asset Management (CSAM) (September 2004-December 2006). Equity analyst at Credit Suisse First Boston 2004-2006 (buy-side) and 1999-2004 (sell-side) and Morgan Stanley (1996-1999); internal auditor at Dun and Bradstreet (1992-1996). Budget analyst, Information Resources Division of the Executive Office of the President (1990-1992). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial

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  TRUSTEES AND OFFICERS    Unaudited / Continued

Arthur S. Gabinet, Continued	Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER MAIN STREET MID CAP FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

47      OPPENHEIMER MAIN STREET MID CAP FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0847.001.0614 August 22, 2014

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $31,500 in fiscal 2014 and $30,900 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $832,821 in fiscal 2014 and $538,480 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $251,007 in fiscal 2014 and $443,073 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,085,328 in fiscal 2014 and $981,553 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Mid Cap Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/8/2014